[front cover]

                       Semiannual Report December 31, 1997

                                  OPPENHEIMER

                                 Gold & Special
                                 Minerals Fund


                    [photo of eyeglasses and ledger sheets]


                                     [logo]
                              OppenheimerFunds(SM)

                            THE RIGHT WAY TO INVEST

Contents

 3   President's Letter

 4   Fund Performance

 6   An interview with the Fund's Managers

10   Statement of Investments

14   Statement of Assets & Liabilities

16   Statement of Operations

17   Statement of Changes in Net Assets

18   Financial Highlights

20   Notes to Financial Statements

27   Officers & Trustees

28   Information & Services



| Report highlights
--------------------------------------------------------------------------------

[bullet] Leading its peer group, the Fund's Class A shares placed 4th among the 40 gold-oriented funds ranked by Lipper Analytical Services for the 12-month period ending December 31, 1997.(1)

[bullet] Despite the Fund's strong relative performance, our returns were affected by a long-running weakness in the gold market.

[bullet] Our strategy against this market backdrop remains steadfast: We continue to concentrate on gold investments in well-capitalized, diversified producers and to seek undervalued securities that we believe have the potential for price appreciation.

[bullet] For investors seeking the shelter that gold has historically provided against future uncertainty, this fund is a unique diversification vehicle.



Total Returns
For the Period Ended 12/31/97*(2)

Class A
6 months       1 year
(25.64)%       (31.92)%

Class B
6 months       1 year
(25.80)%       (32.37)%

Class C
6 months       1 year
(25.89)%       (32.39)%



Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 4 of 40 (1-year), 11 of 26 (5-year) and 1 of 18 (10-year) among gold-oriented funds for the period ended 12/31/97.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. Total returns for the 6-month period are cumulative and are not annualized.


2    Oppenheimer Gold & Special Minerals Fund

| Dear shareholder,
--------------------------------------------------------------------------------


[photo]
Bridget A. Macaskill
President
Oppenheimer
Gold & Special
Minerals Fund


These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't:
When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may continue to see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill

Bridget A. Macaskill                                 January 23, 1998


3    Oppenheimer Gold & Special Minerals Fund

Avg Annual Total Returns
For the Period Ended 12/31/97(1)

Class A
1 year         5 year         10 year
(35.84)%       (0.40)%        (0.17)%

Class B
                              Since
1 year         5 year         Inception
(35.75)%       N/A            (13.41)%

Class C
                              Since
1 year         5 year         Inception
(33.07)%       N/A            (12.14)%


Cumulative Total Return
For the Period Ended 12/31/97(1)

Class A
5 year
2.03%          $10,203(4)



| Performance update
--------------------------------------------------------------------------------

The extended decline in inflationary pressures, and the expectation that such a decline will continue, had a negative impact on the gold market. In addition, gold sales by central banks, historically major gold investors, have put further downward pressure on price. In the face of such market pressure, Oppenheimer Gold & Special Minerals Fund's Class A shares outperformed their peer group, generating a total return of (31.92)%(2) for the one-year period ended December 31, 1997, without sales charges, versus an average (42.02)% for gold-oriented funds, as measured by Lipper Analytical Services.(3)


Growth of $10,000
Over five years
(without sales charges)(4)

[mountain chart]

               Oppenheimer Gold & Special Minerals
               Fund Class A shares                     Lipper Gold Fund Index
12/31/92       10000                                   10000
               12399                                   1807
               16416                                   13920
               14738                                   12621
               18701                                   16181
               17134                                   15977
               16757                                   15069
               20264                                   17180
               17585                                   15216
               16578                                   14680
               16752                                   15375
               17744                                   15786
               16899                                   14986
               20632                                   17060
               19227                                   16212
               18844                                   16063
               17700                                   15901
               16184                                   15350
               14259                                   14558
               14415                                   14810
12/31/97       9926                                    10826



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


4    Oppenheimer Gold & Special Minerals Fund

| Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Gold & Special Minerals Fund is for investors looking for potential diversification benefits from an investment in gold-related companies.



[pie chart]
Sector Allocation(5)

Basic Materials     97.3%
Industrial           2.7



What We Look For

[bullet] Companies increasing their growth in gold or metal production.

[bullet] Companies gaining growth in earnings and dividends.

[bullet] Companies with a long-term gold supply.

[bullet] Companies with low production costs.

[bullet] Special opportunities in companies producing aluminum, copper, nickel and steel.

[bullet] Diversification in a number of holdings to help lower the volatility associated with single market sectors and foreign currencies.


Top 10 Stock Holdings(5)
 ................................................................................
 Newmont Mining Corp.        10.4%  Stillwater Mining Co.           3.4%
 ................................................................................
 Euro-Nevada Mining Corp.     6.4   Anglo American Corp. of         3.3
                                    South Africa Ltd., ADR
 ................................................................................
 Barrick Gold Corp.           5.8   Freeport-McMoRan                3.3
                                    Copper & Gold, Inc., Cl. A
 ................................................................................
 Placer Dome, Inc.            5.7   Getchell Gold Corp.             3.2
 ................................................................................
 Franco-Nevada Mining         4.7   Cia Vale do Rio Doce,           2.8
 Corp. Ltd.                         Preference
 ................................................................................


3. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 4 of 40 (1-year), 11 of 26 (5-year) and 1 of 18 (10-year) among gold-oriented funds for the period ended 12/31/97.

4. Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. The Lipper Gold Fund Index includes funds which focus on gold-oriented investments such as gold mines, gold-oriented finance houses, or gold coins, without considering sales charges. Past performance does not guarantee future results.

5. The Fund's portfolio is subject to change. Percentages are based on total market value of stock holdings as of December 31, 1997.


5    Oppenheimer Gold & Special Minerals Fund

| An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform in the second half of 1997?

The Fund's performance should be viewed in light of the overall gold market, and that market had a very difficult half year. With gold indices down across the board, this has been one of the most difficult market periods in history for gold holders. The Fund's total return for Class A shares was (25.64)% for the six-month period ended December 31, 1997,(1) without deducting sales charges.


What factors are contributing to gold market weakness?

Besides what seems to be a secular shift in current and anticipated inflationary expectations, the biggest factor is the massive sale of central bank gold holdings. We think this should be viewed in the context of the global trend towards privatization. Countries have privatized airports, highways, telephone and water systems. Now they are privatizing yet another asset--their gold reserves. As with all markets, the price of gold is driven by the interaction of supply and demand; a balance which these sales severely distort. Gold held in central banks' vaults totals more than 30 years' annual mine production. Unleashing such a huge supply, or even the threat that an amount that large might be sold, naturally puts downward pressure on prices.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


[callout]
"Countries now
are privatizing
another
asset--
their gold
reserves."



6    Oppenheimer Gold & Special Minerals Fund

[photo]
Portfolio Management
Team (l to r)
Frank Jennings
Shanquan Li



What's your investment strategy in light of such market conditions?

We believe that current and anticipated market conditions will lead to a massive restructuring and consolidation within the gold industry. Already we're seeing marginal gold producers forced to shut down at current price levels. As a result, our investment strategy in the gold sector is to restrict investments to well-capitalized, low-cost producers with proven reserves and multiple mining properties. These companies, most likely strong enough to endure an extended period of market weakness, should be well positioned to benefit from any future market upturn.


Have difficult gold market conditions had any positive impact?

We feel that the restructuring and consolidation currently underway will, ultimately, lead to a stronger gold industry with more competitive companies. Throughout our recent economic history, we see examples where restructuring and consolidation have ultimately led to good markets for industries that were otherwise in secular decline. Two noteworthy examples are the defense and banking industries in the United States, both now trading well above their price levels of just a few years ago. Similarly, we feel that the survivors of a gold industry shakeout will be stronger competitors, better able to capitalize on future market upturns. We have identified these firms and have concentrated our gold investment in such companies.


7    Oppenheimer Gold & Special Minerals Fund

| An interview with your Fund's managers
--------------------------------------------------------------------------------

What's your outlook for the Fund?

While it seems unlikely that the gold market will stage any significant recovery in the immediate future, we continue to believe that gold, and hence, the Fund, has a place in the portfolio of investors seeking diversification. Of course, no one knows what will happen in the future. But historically, gold prices and gold stocks have risen sharply when the price of everything else has gone down. Ownership of gold has traditionally been seen as insurance against loss of value in financial assets such as stocks and bonds. The price of that insurance has become relatively inexpensive; to have a portion of your portfolio invested in gold as a hedge against uncertainty has, if anything, been made a better bargain.


[callout]
"Historically,
gold prices have
risen sharply
when the
price of
everything else
has gone down."



8    Oppenheimer Gold & Special Minerals Fund

| Financials
-----------------------------------------------------------------------------



9    Oppenheimer Gold & Special Minerals Fund

Statement of Investments December 31, 1997 (Unaudited)


                                               Market Value
                                       Shares  See Note 1
===========================================================
Common Stocks -- 90.8%
-----------------------------------------------------------
Basic Materials -- 88.3%
-----------------------------------------------------------
Chemicals -- 4.0%
-----------------------------------------------------------
Engelhard Corp.                        135,000   $2,345,625
-----------------------------------------------------------
Johnson Matthey plc                    202,500    1,804,246
                                                 ----------
                                                  4,149,871

-----------------------------------------------------------
Gold & Platinum -- 59.1%
-----------------------------------------------------------
Gold -- 0.1%
Greenstone Resources Ltd.(1)            20,000       95,037
-----------------------------------------------------------
Gold Mining: Australia -- 4.6%
-----------------------------------------------------------
Acacia Resources Ltd.(1)               510,000      465,218
-----------------------------------------------------------
Ashanti Goldfields Co. Ltd.             89,838      696,572
-----------------------------------------------------------
Aurora Gold Ltd.(1)                     74,200       84,606
-----------------------------------------------------------
Centaur Mining & Exploration Ltd.(1)   124,000       43,629
-----------------------------------------------------------
Delta Gold NL                          800,000      842,345
-----------------------------------------------------------
Lihir Gold Ltd.(1)                     500,000      521,253
-----------------------------------------------------------
Lihir Gold Ltd., Sponsored ADR(1)       50,000    1,062,500
-----------------------------------------------------------
Newcrest Mining Ltd.                   400,000      435,246
-----------------------------------------------------------
Resolute Ltd.                          242,000      176,601
-----------------------------------------------------------
RGC Ltd.                               294,000      448,252
                                                 ----------
                                                  4,776,222

-----------------------------------------------------------
Gold Mining: Canada -- 18.7%
Barrick Gold Corp.                     292,000    5,438,500
-----------------------------------------------------------
Cambior, Inc.                          200,000    1,180,977
-----------------------------------------------------------
Kap Resources Ltd.(1)                  715,000    1,448,967
-----------------------------------------------------------
Placer Dome, Inc.                      110,000    1,383,629
-----------------------------------------------------------
Placer Dome, Inc.                      420,000    5,328,750
-----------------------------------------------------------
Prime Resource Group, Inc.             300,000    1,991,588
-----------------------------------------------------------
Teck Corp., Cl. B                      140,000    2,108,288
-----------------------------------------------------------
TVX Gold, Inc.(1)                      130,000      438,750
                                                 ----------
                                                 19,319,449



10   Oppenheimer Gold & Special Minerals Fund

                                                            Market Value
                                                  Shares    See Note 1
-------------------------------------------------------------------------
Gold Mining: South Africa -- 4.6%
Anglo American Corp. of South Africa Ltd., ADR       77,000   $3,099,250
-------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Sponsored GDR          155,000    1,162,500
-------------------------------------------------------------------------
Elandsrand Gold Mining Co. Ltd.                     100,000      249,674
-------------------------------------------------------------------------
Free State Consolidated Gold Mines Ltd.              20,000       91,033
-------------------------------------------------------------------------
Randfontein Estates Gold Mining Co.(1)              120,000      181,245
                                                              ----------
                                                               4,783,702

-------------------------------------------------------------------------
Gold Mining: United States -- 14.8%
Getchell Gold Corp.(1)                              127,000    3,048,000
-------------------------------------------------------------------------
Homestake Mining Co.                                280,000    2,485,000
-------------------------------------------------------------------------
Newmont Mining Corp.                                330,871    9,719,336
                                                              ----------
                                                              15,252,336

-------------------------------------------------------------------------
Gold Related Investment -- 12.0%
Euro-Nevada Mining Corp.                            442,000    5,976,650
-------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                     223,000    4,378,908
-------------------------------------------------------------------------
Normandy Mining Ltd.                              2,093,491    2,032,432
                                                              ----------
                                                              12,387,990

-------------------------------------------------------------------------
Platinum Mining -- 4.3%
Anglo American Platinum Corp. Ltd., ADR              93,718    1,251,791
-------------------------------------------------------------------------
Stillwater Mining Co.(1)                            192,000    3,216,000
                                                              ----------
                                                               4,467,791
                                                              ----------
                                                              61,082,527

-------------------------------------------------------------------------
Metals -- 25.2%
-------------------------------------------------------------------------
Aluminum -- 0.2%
Outokumpu OY                                         20,000      244,239
-------------------------------------------------------------------------
Copper -- 3.8%
Freeport-McMoRan Copper & Gold, Inc., Cl. A         199,455    3,054,155
-------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B          15,000      236,250
-------------------------------------------------------------------------
Phelps Dodge Corp.                                   10,000      622,500
                                                              ----------
                                                               3,912,905



11   Oppenheimer Gold & Special Minerals Fund

                                                      Market Value
                                              Shares  See Note 1
------------------------------------------------------------------
Metals: Diversified -- 12.8%
Aberfoyle Ltd.                                130,000   $  211,759
------------------------------------------------------------------
Aluminum Co. of America                        23,000    1,618,625
------------------------------------------------------------------
Avesta-Sheffield AB                           200,000    1,323,358
------------------------------------------------------------------
Boliden Ltd., Installment Receipts(1)         200,000      510,126
------------------------------------------------------------------
Breakwater Resources Ltd.(1)                  215,000      615,995
------------------------------------------------------------------
Brush Wellman, Inc.                            10,000      245,000
------------------------------------------------------------------
Cia de Minas Buenaventura SA, Sponsored ADR    44,000      704,000
------------------------------------------------------------------
Cia Vale do Rio Doce, Preference              130,000    2,615,096
------------------------------------------------------------------
Cockerill Sambre(1)                           100,000      477,734
------------------------------------------------------------------
Cominco Ltd.                                   80,000    1,221,507
------------------------------------------------------------------
Elkem ASA                                      95,000    1,262,854
------------------------------------------------------------------
Gencor Ltd.                                   148,000      244,824
------------------------------------------------------------------
METALEUROP SA(1)                              100,000    1,025,622
------------------------------------------------------------------
Rio Tinto plc                                  53,000      653,175
------------------------------------------------------------------
WMC Ltd.                                      151,773      529,062
                                                        ----------
                                                        13,258,737

------------------------------------------------------------------
Metals: Miscellaneous -- 7.6%
Asturiana de Zinc SA(1)                        50,000      713,511
------------------------------------------------------------------
Broken Hill Proprietary Co. Ltd.               70,000      649,937
------------------------------------------------------------------
Cameco Corp.                                   20,000      648,489
------------------------------------------------------------------
De Beers Consolidated Mines Ltd., ADR          40,000      817,500
------------------------------------------------------------------
Degussa AG                                     25,000    1,237,457
------------------------------------------------------------------
Impala Platinum Holdings Ltd.                 120,000    1,146,649
------------------------------------------------------------------
Major Drilling Group International, Inc.(1)    15,000      256,810
------------------------------------------------------------------
NV Union Miniere SA(1)                          8,000      554,927
------------------------------------------------------------------
RMI Titanium Co.(1)                            90,000    1,800,000
                                                        ----------
                                                         7,825,280

------------------------------------------------------------------
Nickel -- 0.8%
Falconbridge Ltd.                              65,000      826,684
                                                        ----------
                                                        26,067,845



12   Oppenheimer Gold & Special Minerals Fund

                                                                                    Market Value
                                                                    Shares          See Note 1
------------------------------------------------------------------------------------------------
Industrial -- 2.5%
------------------------------------------------------------------------------------------------
Industrial Services -- 0.6%
Calgon Carbon Corp.                                                     60,000      $    645,000
------------------------------------------------------------------------------------------------
Manufacturing -- 1.9%
Noranda, Inc.                                                           15,000           257,858
------------------------------------------------------------------------------------------------
Svedala Industri, AB Free                                              100,000         1,651,046
                                                                                    ------------
                                                                                       1,908,904
                                                                                    ------------
Total Common Stocks (Cost $100,064,109)                                               93,854,147

================================================================================================
Preferred Stocks -- 1.7%
------------------------------------------------------------------------------------------------
Ashanti GSM Ltd. Redeemable Preferred, A Shares(1)(2)                   88,888           191,109
------------------------------------------------------------------------------------------------
Battle Mountain Gold Co., $3.25 Cum. Cv.                                34,500         1,552,500
                                                                                    ------------
Total Preferred Stocks (Cost $1,900,876)                                               1,743,609
                                                                    Face
                                                                    Amount
================================================================================================
Convertible Corporate Bonds and Notes -- 1.4%
------------------------------------------------------------------------------------------------
Lonrho Finance plc, 6% Cv. Gtd. Bonds, 2/27/04 (Cost $1,517,584)    $1,000,000         1,433,557

================================================================================================
Repurchase Agreements -- 6.8%
------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
6.60%, dated 12/31/97, to be repurchased at $7,002,567 on 1/2/98, collateralized by U.S. Treasury Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of $5,188,416, and U.S. Treasury
Nts., 5.875%-7.50%, 9/30/01-12/31/01, with a value of $1,955,361
(Cost $7,000,000)                                                    7,000,000         7,000,000
------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $110,482,569)                          100.7%      104,031,313
------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                     (0.7)         (720,121)
                                                                   -----------      ------------
Net Assets                                                               100.0%     $103,311,192
                                                                   ===========      ============


1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted -- See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.



13   Oppenheimer Gold & Special Minerals Fund

Statement of Assets and Liabilities December 31, 1997 (Unaudited)



===============================================================================================
Assets
Investments, at value (cost $110,482,569)                                          $104,031,313
-----------------------------------------------------------------------------------------------
Cash                                                                                    291,684
-----------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                      371,774
Interest and dividends                                                                   97,936
-----------------------------------------------------------------------------------------------
Other                                                                                    18,573
                                                                                   ------------
Total assets                                                                        104,811,280

===============================================================================================
Liabilities
Unrealized depreciation on forward foreign currency exchange
contracts -- Note 5                                                                         576
-----------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                  902,146
Investments purchased                                                                   282,561
Shareholder reports                                                                     101,521
Trustees' fees -- Note 1                                                                 95,685
Distribution and service plan fees                                                       62,376
Custodian fees                                                                           19,902
Transfer and shareholder servicing agent fees                                             6,889
Other                                                                                    28,432
                                                                                   ------------
Total liabilities                                                                     1,500,088

===============================================================================================
Net Assets                                                                         $103,311,192
                                                                                   ============

===============================================================================================
Composition of Net Assets
Paid-in capital                                                                    $132,018,561
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                                      41,865
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions      (22,297,639)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                        (6,451,595)
                                                                                   ------------
Net assets                                                                         $103,311,192
                                                                                   ============



14   Oppenheimer Gold & Special Minerals Fund

=========================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of
$91,256,692 and 9,714,438 shares of beneficial interest outstanding)                $9.39

Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                  $9.96

-----------------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,838,237
and 948,816 shares of beneficial interest outstanding)                              $9.32

-----------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,216,263
and 344,694 shares of beneficial interest outstanding)                              $9.33



See accompanying Notes to Financial Statements.


15   Oppenheimer Gold & Special Minerals Fund

Statement of Operations For the Six Months Ended December 31, 1997 (Unaudited)





========================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $27,366)                    $     766,043
----------------------------------------------------------------------------------------
Interest                                                                         336,083
                                                                           -------------
Total income                                                                   1,102,126

========================================================================================
Expenses
Management fees -- Note 4                                                        481,389
----------------------------------------------------------------------------------------
Distribution and service plan fees -- Note 4:
Class A                                                                          118,073
Class B                                                                           48,057
Class C                                                                           19,879
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees -- Note 4                          171,884
----------------------------------------------------------------------------------------
Shareholder reports                                                               59,163
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       22,238
----------------------------------------------------------------------------------------
Trustees' fees and expenses -- Note 1                                             20,711
----------------------------------------------------------------------------------------
Legal and auditing fees                                                           16,903
----------------------------------------------------------------------------------------
Insurance expenses                                                                 3,607
----------------------------------------------------------------------------------------
Other                                                                              2,039
                                                                           -------------
Total expenses                                                                   963,943

========================================================================================
Net Investment Income                                                            138,183

========================================================================================
Realized and Unrealized Loss
Net realized loss on:
Investments                                                                  (10,679,450)
Foreign currency transactions                                                 (1,426,337)
                                                                           -------------
Net realized loss                                                            (12,105,787)

----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                  (22,500,902)
Translation of assets and liabilities denominated in foreign currencies       (2,183,538)
                                                                           -------------
Net change                                                                   (24,684,440)
                                                                           -------------
Net realized and unrealized loss                                             (36,790,227)

========================================================================================
Net Decrease in Net Assets Resulting from Operations                       $ (36,652,044)
                                                                           =============



See accompanying Notes to Financial Statements.

16   Oppenheimer Gold & Special Minerals Fund

Statements of Changes in Net Assets


                                                                   Six Months Ended
                                                                   December 31, 1997     Year Ended
                                                                   (Unaudited)           June 30, 1997
======================================================================================================
Operations
Net investment income                                                 $     138,183      $    377,451
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (12,105,787)        1,028,198
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                   (24,684,440)      (18,420,129)
                                                                      -------------      ------------
Net decrease in net assets resulting from operations                    (36,652,044)      (17,014,480)

======================================================================================================
Dividends and Distributions To Shareholders
Dividends from net investment income:
Class A                                                                    (360,019)         (302,998)

======================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions -- Note 2:
Class A                                                                  (1,797,281)      (19,702,023)
Class B                                                                   2,958,896         4,828,099
Class C                                                                     424,260         2,887,566

======================================================================================================
Net Assets
Total decrease                                                          (35,426,188)      (29,303,836)
-----------------------------------------------------------------------------------------------------
Beginning of period                                                     138,737,380       168,041,216
                                                                      -------------      ------------
End of period (including undistributed net investment
income of $41,865 and $263,701, respectively)                         $ 103,311,192      $138,737,380
                                                                      =============      ============



See accompanying Notes to Financial Statements.

17   Oppenheimer Gold & Special Minerals Fund

Financial Highlights



                                                                                Class A
                                              -----------------------------------------------------------------------
                                              Six
                                              Months
                                              Ended
                                              Dec. 31,
                                              1997                   Year Ended June 30,
                                              (Unaudited)            1997                  1996              1995
=====================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                $12.68                $14.15              $13.48          $13.28
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .02                   .04                 .04             .06
Net realized and unrealized gain                     (3.27)                (1.48)                .69             .21
                                                   --------              --------            --------        --------
Total income (loss) from
investment operations                                (3.25)                (1.44)                .73             .27
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.04)                 (.03)               (.06)           (.07)
                                                   --------              --------            --------        --------
Total dividends and distributions
to shareholders                                       (.04)                 (.03)               (.06)           (.07)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 9.39                $12.68              $14.15          $13.48
                                                   ========              ========            ========        ========

=====================================================================================================================
Total Return, at Net Asset Value(2)                 (25.64)%              (10.20)%              5.44%           2.03%

=====================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                    $ 91,257              $126,086            $161,769        $171,721
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $113,651              $149,564            $171,427        $178,579
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 0.15%(3)              0.28%               0.25%           0.45%
Expenses                                              1.42%(3)              1.34%               1.38%           1.36%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                            28.2%                 20.5%               37.6%           35.8%
Average brokerage commission rate(5)               $0.0008               $0.0030             $0.0211         $0.0204


1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.



18   Oppenheimer Gold & Special Minerals Fund

                              Class B                                 Class C
                              -------------------------------------   --------------------------------------
                              Six                                     Six
                              Months                                  Months
                              Ended                                   Ended
                              Dec. 31,                                Dec. 31,
                              1997           Year Ended June 30,      1997          Year Ended June 30,
1994            1993          (Unaudited)    1997        1996(1)      (Unaudited)   1997          1996(1)
============================================================================================================
  $12.32         $10.68        $12.56        $14.11        $12.33       $12.59        $14.13        $12.33
------------------------------------------------------------------------------------------------------------
     .06            .06          (.01)         (.04)         (.01)        (.02)         (.02)         (.01)
     .96           1.72         (3.23)        (1.51)         1.79        (3.24)        (1.52)         1.81
  ------          ------        -----         -----        ------        -----      --------      --------

    1.02           1.78         (3.24)        (1.55)         1.78        (3.26)        (1.54)         1.80
------------------------------------------------------------------------------------------------------------

    (.06)          (.14)           --            --            --           --            --            --
  ------          ------      --------        ------       ------        -----      --------      --------

    (.06)          (.14)           --            --            --           --            --            --
------------------------------------------------------------------------------------------------------------
  $13.28         $12.32        $ 9.32        $12.56        $14.11       $ 9.33        $12.59        $14.13
  ======         ======        ======        ======        ======       ======      ========      ========

============================================================================================================
    8.25%         17.15%       (25.80)%      (10.99)%       14.25%      (25.89)%      (10.90)%       14.41%

============================================================================================================


$179,015       $158,982        $8,838        $8,716        $4,882       $3,216        $3,935        $1,390
------------------------------------------------------------------------------------------------------------
$175,093       $124,869        $9,534        $7,361        $2,588       $3,940        $2,672          $840
------------------------------------------------------------------------------------------------------------

    0.50%          0.61%        (0.23)%(3)    (0.48)%       (0.25)%(3)   (0.22)%(3)    (0.45)%       (0.26)%(3)
    1.31%          1.38%         2.19%(3)      2.16%         2.22%(3)     2.16%(3)      2.18%         2.19%(3)
------------------------------------------------------------------------------------------------------------
    29.5%          23.9%         28.2%         20.5%         37.6%        28.2%         20.5%         37.6%
      --             --       $0.0008       $0.0030       $0.0211      $0.0008       $0.0030       $0.0211

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $34,726,213 and $33,450,512, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.



19   Oppenheimer Gold & Special Minerals Fund

Notes to Financial Statements (Unaudited)

================================================================================
1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation by primarily investing in securities of companies that mine or produce gold or other metals and minerals. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.


20   Oppenheimer Gold & Special Minerals Fund

================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $10,035,000, which expires between 2000 and 2004.


21   Oppenheimer Gold & Special Minerals Fund

================================================================================
1. Significant Accounting Policies (continued)

Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 1997, a provision of $8,504 was made, resulting in an accumulated liability of $89,738 at December 31, 1997.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


22   Oppenheimer Gold & Special Minerals Fund

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                        Six Months Ended Dec. 31, 1997       Year Ended June 30, 1997
                       -------------------------------- --------------------------------
                       Shares          Amount             Shares           Amount
----------------------------------------------------------------------------------------
Class A:
Sold                       6,945,563    $  78,232,191          9,092,060   $125,381,941
Dividends reinvested          36,062          325,283             19,635        265,853
Redeemed                  (7,212,400)     (80,354,755)       (10,597,946)  (145,349,817)
                          ----------    -------------        -----------   ------------
Net decrease                (230,775)   $  (1,797,281)        (1,486,251)  $(19,702,023)
                          ==========    =============        ===========   ============
Class B:
Sold                         708,655    $   7,860,188            650,210   $  8,951,921
Redeemed                    (453,607)      (4,901,292)          (302,540)    (4,123,822)
                          ----------    -------------        -----------   ------------
Net increase                 255,048    $   2,958,896            347,670   $  4,828,099
                          ==========    =============        ===========   ============
Class C:
Sold                         903,323    $  10,110,931          1,715,098   $ 23,557,280
Redeemed                    (871,289)      (9,686,671)        (1,500,859)   (20,669,714)
                          ----------    -------------        -----------   ------------
Net increase                  32,034    $     424,260            214,239   $  2,887,566
                          ==========    =============        ===========   ============

================================================================================
3. Unrealized Gains and Losses on Investments

At December 31, 1997, net unrealized depreciation on investments of $6,451,256 was composed of gross appreciation of $12,078,769, and gross depreciation of $18,530,025.

================================================================================
4. Management Fees and Other Transactions

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million.

              For the six months ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $200,112, of which $45,997 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $153,253 and $13,039, respectively, of which $3,622, was paid to an affiliated broker/dealer for Class B shares. During the six months ended December 31, 1997, OFDI received contingent deferred sales charges of $40,399 and $3,028, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


23   Oppenheimer Gold & Special Minerals Fund

================================================================================
4. Management Fees and Other Transactions (continued)

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended December 31, 1997, OFDI paid $2,775 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI retained $42,578 and $14,732, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $444,987 for Class B and $71,107 for Class C.

24   Oppenheimer Gold & Special Minerals Fund

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

              Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, outstanding forward contracts were as follows:



                                                Contract   Valuation
                                   Expiration   Amount     As of           Unrealized     Unrealized
Contracts to Purchase              Date         (000s)     Dec. 31, 1997   Appreciation   Depreciation
-------------------------------------------------------------------------------------------------------
Australian Dollar (AUD)            1/5/98        95 AUD    $61,888         $  --          $460
Canadian Dollar (CAD)              1/2/98        14 CAD      9,645            48            --
South African Rand (ZAR)           1/6/98       277 ZAR     56,735            --           164
                                                                           -----          ----
Total Unrealized Appreciation and
Depreciation                                                               $  48          $624
                                                                           =====          ====


25   Oppenheimer Gold & Special Minerals Fund

================================================================================
6. Illiquid and Restricted Securities

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $191,109, which represents 0.18% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the period ended December 31, 1997.


26   Oppenheimer Gold & Special Minerals Fund

Oppenheimer Gold & Special Minerals Fund

================================================================================
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Frank Jennings, Vice President
                        Shanquan Li, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of            The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors    KPMG Peat Marwick LLP

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein


                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                        This is a copy of a report to shareholders of Oppenheimer Gold & Special Minerals Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Gold & Special Minerals Fund. For material information concerning the Fund, see the Prospectus. Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


27   Oppenheimer Gold & Special Minerals Fund

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